UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2024

HUDSON ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41532	86-2712843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code: (347) 205-3126

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Right	HUDA U	The Nasdaq Stock Market LLC

Shares of Common Stock, par value $0.0001 per share	HUDA	TheNasdaq Stock Market LLC

Rights, each to receive one-fifth (1/5) of a share of the common stock	HUDA R	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On March 20, 2024, the board of directors (the “Board”) of HUDSON ACQUISITION I CORP (the “Company”) elected Mr. Hong Chen as an independent member of the Board and approved the board member agreement (the “Agreement”) with Mr. Chen.

Mr. Chen was a member of the first graduating class of Guanghua School of Management’s MBA program, Peking University. He has been the chairman at Grand Cartel Securities Co., Ltd since 2014. Prior to that, Mr. Chen served as the chairman of China Internet Education Group from 2008 to 2014. He held the position of Chief Executive Officer at Peking University Business Network from 2002 to 2008 and at Shenzhen Chenrun Investment Company from 1998 to 2002.

Mr. Chen’s compensation will consist of an annual compensation of 20,000 shares of the Company’s Common Stock. The term of the Agreement will be one year from the date of execution, with the possibility of extension by mutual written consent of the Company and the Board Member at any time prior to the expiration of the Term.

There is no arrangement or understanding between Mr. Chen and any other person pursuant to which Mr. Chen was appointed to the Board. There are no family relationships between Mr. Chen and any director or executive officer of the Company, and Mr. Chen does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2024	HUDSON ACQUISITION I CORP.

	By:	/s/ Warren Wang
	Name:	Warren Wang
	Title:	Chief Executive Officer

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